Exhibit 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the use in this Registration Statement on Form 10-SB of our report dated September 30, 2003, relating to the financial statements of Paradise Tan, Inc. and to the reference to our Firm under the caption "Experts" in the Registration Statement.



                                    /S/ Bongiovanni & Associates, CPAs
                                    ----------------------------------
                                    BONGIOVANNI & ASSOCIATES, CPAs





Cornelius, North Carolina
April 6, 2004